                                                                    EXHIBIT 10.2




      ___________________________________________________________________



                          HOUSEHOLD REALTY CORPORATION
                  HOUSEHOLD FINANCE CORPORATION OF CALIFORNIA
                        HOUSEHOLD FINANCE CORPORATION II
                       HOUSEHOLD FINANCE CORPORATION III
                   HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY
                HOUSEHOLD FINANCE REALTY CORPORATION OF NEW YORK
                        HOUSEHOLD FINANCIAL CENTER INC.
                 HOUSEHOLD FINANCE REALTY CORPORATION OF NEVADA
                 HOUSEHOLD INDUSTRIAL LOAN COMPANY OF KENTUCKY
               HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF IOWA,
                  HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY
                      HOUSEHOLD INDUSTRIAL FINANCE COMPANY
                            MORTGAGE ONE CORPORATION
                                    Sellers


                                      and


                       THE FIRST NATIONAL BANK OF CHICAGO
                                   as Trustee




      ___________________________________________________________________


                               TRANSFER AGREEMENT
                            Dated as of May 1, 1996


      ___________________________________________________________________

                               TABLE OF CONTENTS


ARTICLE I     DEFINITIONS

         Section 1.1.     Definitions . . . . . . . . . . . . . . .     2
         Section 1.2.     Other Definitional Provisions . . . . . .     2


ARTICLE II    TRANSFERS OF MORTGAGE LOANS AND RELATED DOCUMENTS

         Section 2.1.     Transfer to Trustee . . . . . . . . . . .     3
         Section 2.2.     Transfer to Sellers . . . . . . . . . . .     3
         Section 2.3.     Possession of Related Documents . . . . .     4
         Section 2.4.     UCC Financing Statements  . . . . . . . .     4
         Section 2.5.     Absolute Transfer . . . . . . . . . . . .     5


ARTICLE III   ENFORCEMENT OF RELATED DOCUMENTS . . . . . . .            5


ARTICLE IV    REPRESENTATIONS AND WARRANTIES

         Section 4.1.     Sellers' Representations and Warranties
         Section 4.2.     Representations and Warranties of the
                               Sellers Relating to the Receivables
                               Purchase Agreement and the Mortgage
                               Loans   . . . . . . . . . . . . . . . .  5
         Section 4.3.     Notice of Breach  . . . . . . . . . . . .     6


ARTICLE V        COVENANTS OF THE SELLERS

         Section 5.1.     Covenants  . . . . . . . . . . . . . . . .    6


ARTICLE VI    RECONVEYANCE

         Section 6.1.     Reconveyance of Related Documents  . . . .    6


ARTICLE VII   CONDITIONS PRECEDENT

         Section 7.1.     Conditions Precedent . . . . . . . . . . .    7


ARTICLE VIII  TERM

         Section 8.1.     Term . . . . . . . . . . . . . . . . . . .    7



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

ARTICLE IX    MISCELLANEOUS PROVISIONS

         Section 9.1.     Amendment. . . . . . . . . . . . . . . . .    7
         Section 9.2.     GOVERNING LAW. . . . . . . . . . . . . . .    7
         Section 9.3.     Notices. . . . . . . . . . . . . . . . . .    8
         Section 9.4.     Severability of Provisions. . . . . . . .     8
         Section 9.5.     Assignment . . . . . . . . . . . . . . . .    8
         Section 9.6.     Further Assurances . . . . . . . . . . . .    8
         Section 9.7.     No Waiver; Cumulative Remedies . . . . . .    8
         Section 9.8.     Counterparts . . . . . . . . . . . . . . .    9
         Section 9.9.     Binding Effect; Third-Party
                                  Beneficiaries. . . . . . . . . . .    9
         Section 9.10.    Merger and Integration . . . . . . . . . .    9
         Section 9.11.    Headings . . . . . . . . . . . . . . . . .    9
         Section 9.12.    Survival of Representations and
                                  Warranties . . . . . . . . . . . .    9





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

                               TRANSFER AGREEMENT


              TRANSFER AGREEMENT, dated as of May 1, 1996, by and among HOUSEHOLD REALTY CORPORATION, HOUSEHOLD FINANCE CORPORATION OF CALIFORNIA, HOUSEHOLD FINANCE CORPORATION II, HOUSEHOLD FINANCE CORPORATION III, HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY, HOUSEHOLD FINANCE REALTY CORPORATION OF NEW YORK, HOUSEHOLD FINANCIAL CENTER INC., HOUSEHOLD FINANCE REALTY CORPORATION OF NEVADA, HOUSEHOLD INDUSTRIAL LOAN COMPANY OF KENTUCKY, HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF IOWA, HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY, HOUSEHOLD INDUSTRIAL FINANCE COMPANY and MORTGAGE ONE CORPORATION and any of their successors, (the "Sellers"), and THE FIRST NATIONAL BANK OF CHICAGO, not individually but in its capacity as trustee ("Trustee") under the Pooling and Servicing Agreement described below.

                              W I T N E S S E T H;

              WHEREAS, the Sellers and HFC Revolving Corporation ("Revolving") are parties to that certain Receivables Purchase Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), pursuant to which the Sellers have agreed to sell, and Revolving has agreed to purchase, among other things, certain "Mortgage Loans" under certain "Credit Line Agreements" (each as defined in the Receivables Purchase Agreement) of the Sellers;

              WHEREAS, Revolving, Household Finance Corporation, as Master Servicer, and the Trustee are parties to that certain Pooling and Servicing Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement") pursuant to which, among other things, the Trustee has agreed to purchase from Revolving the Mortgage Loans purchased by Revolving under the Receivables Purchase Agreement;

              WHEREAS, the Sellers will benefit directly from the transactions contemplated by the Pooling and Servicing Agreement in that the Trustee's payments of the purchase price for the Mortgage Loans purchased under the Pooling and Servicing Agreement will provide Revolving with certain of the funds it needs to satisfy its purchase obligations under the Receivables Purchase Agreement;

              WHEREAS, as a condition precedent to the Trustee's entering into the Pooling and Servicing Agreement, the Trustee has required that the Sellers enter into this Agreement to convey all of the Sellers' remaining right, title and interest in the Mortgage Loans and Related Documents (the "Transferred Assets") to the Trustee;





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

              WHEREAS, the Additional Balances will be reconveyed to the Sellers for the ultimate transfer to the Trustee pursuant to the Receivables Purchase Agreement;

              NOW, THEREFORE, in consideration of the recitals hereto and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

              Section 1.1. Definitions. All capitalized terms used herein or in any certificate or document made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Receivables Purchase Agreement whenever used in this Agreement (including, without limitation, terms defined in the Receivables Purchase Agreement by reference to definitions in the Pooling and Servicing Agreement). In addition, the following words and phrases shall have the following meanings:

              "Agreement" shall mean this Transfer Agreement and all amendments and other modifications hereof and supplements hereto.

              "Fees and Charges" shall mean all fees, charges and amounts which are owing or collected under or with respect to the Mortgage Loans and which do not constitute principal or interest thereon, including, without limitation, prepayment charges, annual fees, bad or returned check charges, extraordinary charges under Credit Line Agreements, and Foreclosure Profits.

              Section 1.2. Other Definitional Provision. (a) All terms defined in this Agreement shall have the same defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined herein.

              (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and shall refer to Section, Subsection, Schedule and Exhibit Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

              (c) All determinations of the principal or finance charge balance of Mortgage Loans, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement.





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

                                   ARTICLE II

                         TRANSFERS OF RELATED DOCUMENTS

              Section 2.1. Transfer to Trustee. In consideration of the Trustee's execution and delivery of the Pooling and Servicing Agreement, each Seller severally, and not jointly, does hereby (i) sell, transfer, assign, set over and otherwise convey to the Trustee, without recourse and subject only to the prior transfer of the Initial Mortgage Loans to Revolving pursuant to the Receivables Purchase Agreement, all of its remaining right, title, and interest in, to and under the Transferred Assets relating to the Initial Mortgage Loans, including, without limitation, such Seller's right to all Additional Loan Balances thereon, and upon such conveyance the Trustee shall have full rights to enforce and receive all benefits under the applicable Related Documents as owner thereof to the same extent as such Seller had prior to such conveyance, and (ii) agree that on the applicable Addition Date it will, subject to the availability thereof, sell, transfer, assign, set over and otherwise convey to the Trustee, without recourse and subject to the prior transfer of the Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans to Revolving pursuant to the Receivables Purchase Agreement, all of its remaining right, title and interest in, to and under the Transferred Assets relating to such Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans, including, without limitation, such Seller's right to all Additional Loan Balances thereon, and upon such conveyance the Trustee shall have full rights to enforce and receive all benefits under the applicable Related Documents as owner thereof to the same extent as such Seller had prior to such conveyance; provided, however, that in connection with each such conveyance, the Trustee shall not assume, or be deemed to have assumed, the obligation of any Seller under the Mortgage Loans or the Related Documents to fund such Mortgage Loans or Additional Loan Balances. All such obligations are expressly retained by the Sellers.

              Section 2.2. Transfer to Seller. After giving effect to, and in consideration of, the transfers contemplated by Section 2.1, with respect to the Initial Mortgage Loans, the Trustee hereby sells, transfers, assigns, sets over and otherwise conveys back to each applicable Seller, without recourse, (and hereby agrees that on the applicable Addition Date with respect to the Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans acquired by the Trustee it will sell, transfer, assign, set over and otherwise convey back to each applicable Seller, without recourse) all of the Trustee's right, title and interest (if any), as of the date hereof, or such later Addition Date, as appropriate, in, to and under (i) the applicable Additional Loan Balances and Fees and Charges arising under the Transferred Assets transferred to the Trustee by such Seller pursuant to Section 2.1 and (ii) all monies due and/or to become due and all amounts received with respect thereto (including, without limitation, all Principal





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

Collections and Interest Collections thereon) and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC as in effect in the State of Illinois) thereof and all insurance proceeds related to such Additional Loan Balances and Fees and Charges. The foregoing sale, transfer and assignment shall not include any sale, transfer or assignment of the right to enforce payment of any of the Additional Loan Balances or any Fees and Charges.

              Section 2.3. Possession of Related Documents. In connection with the foregoing conveyance of the Transferred Assets, each Seller and the Trustee agree that the related Seller shall retain possession of the applicable Credit Line Agreements and other Related Documents, as custodian for and on behalf of the Trustee and the Certificateholders as long as the long-term senior unsecured debt of Household Finance Corporation is rated at least A- by Standard & Poor's Ratings Service and A3 by Moody's Investors Service, Inc. If Household Finance Corporation's long-term senior unsecured debt rating does not satisfy the standards specified in the immediately preceding sentence, each Seller will deliver the Related Documents related to the Mortgage Loans transferred by it to the Trustee. Similarly, each Seller hereby acknowledges that if any loss is suffered by the Trust in respect of a Mortgage Loan as a result of such Seller's retention of such Related Documents, such Seller shall repurchase such Mortgage Loan from Revolving simultaneously with Revolving's repurchase of such Mortgage Loan from the Trustee and repurchase the corresponding Related Documents from the Trustee in accordance with the terms of the Pooling and Servicing Agreement and Receivables Purchase Agreement, respectively. In addition, each Seller hereby agrees that it will purchase the applicable Mortgage Loans from Revolving, and the corresponding Related Documents from the Trustee in other circumstances to the extent required by and pursuant to the terms of the Pooling and Servicing Agreement and Receivables Purchase Agreement.

              Section 2.4. UCC Financing Statements. In conjunction with the conveyance described in Section 2.1, each Seller agrees (i) to record and file, at its own expense, any financing statement (and continuation statements with respect to such financing statements when applicable) with respect to the Transferred Assets that the Trustee may reasonably request, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the conveyances described herein from such Seller to the Trustee, (ii) such financing statement shall name the appropriate Seller, as seller, and the Trustee, as purchaser, of the Related Documents and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to the Trustee promptly after the Closing Date.





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

              Section 2.5. Absolute Transfer. The parties hereto intend, subject to Section 2.2 hereof, that the conveyance of each Seller's right, title and interest in and to the Transferred Assets shall constitute an absolute transfer, conveying good title free and clear of any liens, claims, encumbrances or rights of others (other than the Conveyance pursuant to the Receivables Purchase Agreement) from such Seller to the Trustee and that the Transferred Assets shall not be part of the applicable Seller's estate in the event of the insolvency of such Seller or a conservatorship, receivership or similar event with respect thereto.

                                  ARTICLE III

                        ENFORCEMENT OF RELATED DOCUMENTS

              If the Trustee, the Master Servicer or any Subservicer elects to enforce any of the Related Documents at a time when Household Finance Corporation is not serving as Master Servicer, then the Trustee shall cause the Person then serving as Master Servicer, and the Persons then serving as Subservicers, to notify the Sellers before or promptly after commencement of any enforcement action or proceeding and to permit the Sellers, at their own cost, to join or intervene in any such action or proceeding in order to protect their rights (if any) in, to and under the Additional Loan Balances, the Fees and Charges, the Subsequent Funding Mortgage Loans or Eligible Substitute Mortgage Loans (if applicable) and the Related Documents.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

              Section 4.1. Sellers' Representations and Warranties. Each Seller severally and not jointly represents and warrants to the Trustee as of the Closing Date and each Addition Date, that each of the representations and warranties made by such Seller to Revolving pursuant to Section 4.1 of the Receivables Purchase Agreement is true and correct.

              Section 4.2. Representations and Warranties of the Sellers Relating to the Receivables Purchase Agreement and the Mortgage Loans. (a) Each Seller severally and not jointly represents and warrants to the Trustee as of the date of this Agreement and as of the Closing Date with respect to the Initial Mortgage Loans that:

              (i) Each of the representations and warranties made by such Seller to Revolving pursuant to Section 4.2 of the Receivables Purchase Agreement is true and correct.

              (ii) This Agreement constitutes a valid transfer and assignment to the Trustee by each Seller of all of its right, title and interest in and to the Related Documents, all monies due to become due with respect thereto and all proceeds of such Mortgage Loans, subject to Section 2.2 hereof and to the Conveyance to Revolving under the Receivables Purchase Agreement.

(b) Each Seller severally and not jointly represents and warrants to the Trustee as of the Addition Date with respect to which the Subsequent Funding Mortgage Loans and any Eligible Substitute Mortgage Loans are conveyed to the Trustee that each of the representations and warranties relating to such Loans made by such Seller to Revolving pursuant to Section 4.2 of the Receivables Purchase Agreement is true and correct.

              Section 4.3. Notice of Breach. The representations and warranties under this Article IV shall survive the conveyance of the Related Documents to the Trustee. Upon discovery by either the Sellers or the Trustee of a breach of any of the representations and warranties under Sections 4.1 or 4.2, the party discovering such breach shall give written notice to the other parties within three Business Days following such discovery.

                                   ARTICLE V

                            COVENANTS OF THE SELLERS

              Section 5.1. Covenants. Each Seller severally and not jointly covenants and agrees with the Trustee that it will observe and perform, for the benefit of the Trustee, all of the covenants set forth in Article V of the Receivables Purchase Agreement to be performed by it.

                                   ARTICLE VI

                                  RECONVEYANCE

              Section 6.1. Reconveyance of the Related Documents. In the event any Seller accepts a reconveyance of Revolving's interest in one or more Mortgage Loans pursuant to the Receivables Purchase Agreement, then such Seller shall also accept reconveyance of the related Related Documents held by the Trustee.





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

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

              Section 7.1. Conditions Precedent. This Agreement shall become effective when it has been executed and delivered by all the parties hereto and when all of the conditions precedent set forth in Section 7.1 of the Receivables Purchase Agreement have been satisfied.

                                  ARTICLE VIII

                                      TERM

              Section 8.1. Term. Subject to Article VII hereof, this Agreement shall commence as of May 1, 1996, and shall continue until the Trust shall have been terminated as provided in Article X of the Pooling and Servicing Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

              Section 9.1. Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Trustee and the Sellers in accordance with this Section 9.1. This Agreement may be amended from time to time by the Trustee and the Sellers (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, and (iv) to change, modify, delete or add any other obligation of the Sellers or the Trustee; provided however, that no amendment pursuant to clause (iv) of this Section 9.1 shall be effective unless the Certificate Insurer has given its prior written consent and the Rating Agencies have notified Revolving and the Trustee in writing that such amendment will not result in a reduction or withdrawal of the rating of the Certificates. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement.

              SECTION 9.2. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

              Section 9.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be given (i) to the Sellers in the manner and at the addresses specified in the

Receivables Purchase Agreement, and (ii) to the Trustee or the Certificate Insurer in the manner and at the address specified in the Pooling and Servicing Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

              Section 9.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way effect the validity or enforceability of the other provisions of this Agreement.

              Section 9.5. Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the parties hereto; provided, however, (i) that each Seller shall have the right to assign its right, title and interest, in, to and under this Agreement, to (a) any entity affiliated with Household Finance Corporation and (b) any other entity provided that the Rating Agencies have advised the Trustee and such Seller that such assignment will not result in a reduction or withdrawal of the rating of the Certificates and (ii) the prior written consent of the Certificate Insurer has been obtained.

              Section 9.6. Further Assurances. The Trustee and each Seller agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Related Documents for filing under the provisions of the UCC (as in effect in the State of Illinois) or other law of any applicable jurisdiction.

              Section 9.7. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or any Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

              Section 9.8. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.





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

              Section 9.9. Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Certificate Insurer, and no other party, shall be considered a third-party beneficiary of this Agreement.

              Section 9.10. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

              Section 9.11. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

              Section 9.12. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement, shall remain operative and in full force and effect and shall survive conveyance of the Related Documents by the Sellers to the Trustee pursuant hereto.





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

              IN WITNESS WHEREOF, the Trustee and the Sellers have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                   HOUSEHOLD REALTY CORPORATION
                   HOUSEHOLD FINANCE CORPORATION OF
                      CALIFORNIA
                   HOUSEHOLD FINANCE CORPORATION II
                   HOUSEHOLD FINANCE CORPORATION III
                   HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY
                   HOUSEHOLD FINANCE REALTY CORPORATION
                      OF NEW YORK
                   HOUSEHOLD FINANCIAL CENTER INC.
                   HOUSEHOLD FINANCE REALTY CORPORATION OF
                     NEVADA
                   HOUSEHOLD INDUSTRIAL LOAN COMPANY OF
                     KENTUCKY
                   HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF
                     IOWA
                   HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY
                   HOUSEHOLD INDUSTRIAL FINANCE COMPANY
                   MORTGAGE ONE CORPORATION




                  By:
                     ---------------------------------------
                     B. B. Moss, Vice President



                  THE FIRST NATIONAL BANK OF CHICAGO, not
                  individually but as Trustee under the
                  Pooling and Servicing Agreement




                  By:
                     ---------------------------------------





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